UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2025 (November 18, 2025)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices) (Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	ROK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 18, 2025, Rockwell Automation, Inc. (the “Company”) entered into a $1,500,000,000 five-year unsecured revolving credit agreement (the “Agreement”) with the Banks listed therein and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). The Company has the option to increase the aggregate amount of the commitments under the Agreement by up to $750,000,000, subject to certain conditions set forth in the Agreement. The Company also has two options to request an extension of the maturity date for an additional year from the maturity date then in effect, subject to certain conditions set forth in the Agreement and subject to each lender in its sole discretion having the right to agree to any such request in respect of its portion of the commitments. The Agreement replaces the $1,500,000,000 Five-Year Credit Agreement dated June 29, 2022 among the Company, the Banks listed on the signature pages thereof, Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, National Association and Goldman Sachs Bank USA, as Syndication Agents, and Bank of China, Chicago Branch, The Bank of New York Mellon, BMO Harris Bank N.A., Citibank, N.A., Deutsche Bank Securities Inc., PNC Bank, National Association, The Toronto-Dominion Bank, New York Branch and U.S. Bank National Association, HSBC Banks USA, National Association and Morgan Stanley Senior Funding, Inc., as Documentation Agents (the “Old Agreement”), which terminated early concurrently with the Company entering into the Agreement. The Company did not incur any early termination penalties in connection with the termination of the Old Agreement.

The proceeds of borrowings under the Agreement will be used for general corporate purposes.

Borrowings under the Agreement will bear interest at rates equal to, (1) for each base rate loan, the sum of the base rate plus the applicable base rate margin, and (2) for each adjusted term SOFR loan, the sum of the term secured overnight funding rate (“SOFR”) rate margin plus the adjusted term SOFR rate applicable for an interest period selected by the Company; provided, that if the adjusted term SOFR rate is less than zero, the adjusted term SOFR rate will be deemed zero. The applicable base rate margin and the term SOFR rate margin will be determined based on the ratings of the Company’s senior unsecured long-term debt securities. The base rate equals, for any day, the highest of (a) the Bank of America prime rate, (b) the federal funds rate plus 1⁄2 of 1% and (c) the sum of 1.0% plus the adjusted term SOFR rate for a one month period; provided, that if the base rate is less than zero, the base rate will be deemed zero. The base rate margin for a given credit rating level range from 0.0% to 0.125% as specified for that credit rating level. The adjusted term SOFR rate margins range from 0.695% to 1.125% as specified for that credit rating level.

The Agreement contains, among other things, conditions precedent, covenants, representations and warranties and events of default customary for facilities of this type. The conditions precedent, covenants, representations and warranties and events of default set forth in the Agreement and the Old Agreement are substantially the same. Such covenants restrict certain incurrence of secured indebtedness, mergers, consolidations and sales of assets and sale and lease-back transactions, subject to certain exceptions. The Agreement also includes a covenant under which the Company would be in default if its ratio of Consolidated EBITDA to Consolidated Interest Expense (as such terms are defined in the Agreement) for any period of four consecutive quarters is less than 3.00 to 1.00. The Agreement does not restrict the Company’s ability to pay dividends.

Under certain conditions the lending commitments under the Agreement may be terminated by the lenders and amounts outstanding under the Agreement may be accelerated. Bankruptcy and insolvency events with respect to the Company will result in an automatic termination of lending commitments and acceleration of the indebtedness under the Agreement. Subject to notice and cure periods in certain cases, other events of default under the Agreement will result in termination of lending commitments and acceleration of indebtedness under the Agreement at the option of a majority of the lenders. Such other events of default include failure to pay any principal when due, failure to comply with covenants, breach of representations or warranties in any material respect, non-payment or acceleration of other material debt of the Company and its subsidiaries or a change of control of the Company.

The foregoing summary of the Agreement does not purport to be a complete description of the terms and conditions of the Agreement and is qualified by the full text of the Agreement attached as Exhibit 99, which is incorporated herein by reference. The Agreement has been attached to provide investors with more complete information regarding the terms and conditions of the Agreement, and it is not intended to be a source of factual, business or operational information about the Company.

From time to time, the Company and the lenders under the Agreement (or affiliates of the lenders) may engage in other transactions, including arrangements under which a lender or an affiliate of the lender participates in interest rate swap or hedging arrangements with the Company, effects repurchases of shares of the Company’s common stock, serves as agent or placement agent for or purchaser of commercial paper or underwriter or purchaser of other debt issued by the Company, provides cash management, financial advisory, corporate trust, investment banking or commercial banking services to the Company, provides lines of credit to the Company or its affiliates or manages the Company’s pension fund assets. The Bank of New York Trust Company, N.A. (successor in interest to JPMorgan Chase Bank, N.A., successor to JPMorgan Chase Bank, successor to The Chase Manhattan Bank, successor to Mellon Bank, N.A.), a subsidiary of The Bank of New York Mellon, a lender under the Agreement is trustee under the Indenture dated as of December 1, 1996, between the Company and The Bank of New York Trust Company, N.A., as trustee, pursuant to which the Company has issued certain long-term indebtedness.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99	$1,500,000,000 Five-Year Credit Agreement dated as of November 18, 2025, among the Company, the Banks listed on the signature pages thereof and Bank of America, N.A., as Administrative Agent

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By:	/s/ Rebecca W. House
Rebecca W. House
Senior Vice President, Chief People and Legal Officer and Secretary

Date: November 21, 2025

EXHIBIT INDEX

Exhibit Number	Description

99	$1,500,000,000 Five-Year Credit Agreement dated as of November 18, 2025, among the Company, the Banks listed on the signature pages thereof and Bank of America, N.A., as Administrative Agent

104	Cover Page Interactive Data File, formatted in inline XBRL.